Investor Day May 4, 2023

Safe harbor statement Statements contained in this presentation which are not historical fact, such as statements regarding Spok’s future operating and financial performance, and future dividend payments are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause Spok’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, risks related to Spok’s new strategic business plan, including its ability to maximize revenue and cash generation from its established businesses and return capital to shareholders, risks related to the COVID-19 pandemic and its effect on our business and the economy, other economic conditions such as recessionary economic cycles, higher interest rates, inflation and higher levels of unemployment, declining demand for paging products and services, continued demand for our software products and services, our dependence on the U.S. healthcare industry, our ability to develop additional software solutions for our customers and manage our development as a global organization, the ability to manage operating expenses, particularly third-party consulting services and research and development costs, future capital needs, competitive pricing pressures, competition from traditional paging services, other wireless communications services and other software providers, many of which are substantially larger and have much greater financial and human capital resources, changes in customer purchasing priorities or capital expenditures, government regulation of our products and services and the healthcare and health insurance industries, reliance upon third-party providers for certain equipment and services, unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our products and services, the effects of changes in accounting policies or practices, our ability to realize the benefits associated with our deferred tax assets, future impairments of our long-lived assets, amortizable intangible assets and goodwill, the effects of our limited-duration shareholder rights plan, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward- looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements. 2

Table of Contents Our Mission – Vince Kelly, CEO Business Strategy – Mike Wallace, COO Product & Development – Tim Tindle, CIO Go-To-Market Strategy – Jon Wax, EVP Sales Financials – Calvin Rice, CFO Capital Allocation & Wrap-Up – Vince Kelly, CEO 1 2 4 5 6 3 3

Our Mission & Investment Highlights Vince Kelly, CEO

Our Mission: Generate cash and return capital Returning capital to shareholders is our goal as well as our legacy  Nearly $655 million returned to stockholders since 2004  2022 capital return - $25 million  2023 capital return forecast - $25 million Focus on maximizing cash over the long-term  Incremental investments in wireless and software solutions  Stabilizing and then growing revenue  Efficient expense management  Shareholder friendly capital allocation 5

Key Investment Highlights

1. **Long-standing Customer Relationships with the "Best Hospitals"**
   All 10 U.S. News & World Report's Top 10 Children's Hospitals and 18 of Top 20 Adult Hospitals are Spok customers, with an average tenure of 22 years

2. **Stable Re-occurring Software Maintenance and Wireless Segment Revenue**
   83+% of Spok's revenue is re-occurring in nature due to maintenance revenue from contact center and wireless paging revenue

3. **Software Operations Bookings Momentum, Large Identified Pipeline**
   2022 Software Operations Bookings up ~17% YOY with 66 new six-figure customer contracts

4. **Clear Roadmap Developed to Execute Strategy**
   Multiple avenues of organic and inorganic growth across new and existing customers and product development

5. **Significant Annual Free Cash Flow Generation and Strong Balance Sheet**
   ~$25 million of annual Adjusted EBITDA, $29.5 million cash, no debt, ~$52 million of Deferred Tax Assets

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Continuing History of Service and Commitment

Key Facts

Leader in healthcare communications - A clinical communications & collaboration solution provider. Significant experience integrating to **critical hospital contact centers, EHRs and many other core healthcare information systems. We continue to invest in and enhance our solutions.**

Largest paging carrier in the U.S. with over 800K pagers.

Blue chip and sticky customer base with **2,200+ hospitals** in total.

Spok has built **intellectual property** via **decades of R&D investments.**

Operational excellence in execution, generating free cash flow while debt free and paying little in taxes.

Pioneer in healthcare communications, putting the customer first in all we do, honoring our core values and good business ethics.

Spok By The Numbers

$134.5M 2022 Revenue	**$112.6M** 2022 Re-occurring Revenue[(1)]	**83%+** Percent of Revenue Is Re-occurring[(1)]
817K Wireless Units in Service	**$0** Total Debt	**2,200+** Hospitals use Spok Communications

Spok's Integrated Solution Ecosystem



Spok Care Connect®
EHR integration
Contact center
On-call scheduling
Enterprise web directory
Interactive speech
Secure texting
Encrypted paging
Test results
Orders routing
Clinical alerting
Facility alarms
Incident management

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[(1)] Company classifies re-occurring revenue as revenue from Spok Care Connect maintenance and Wireless.

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Our Plan Growth in value and return of capital 8 Long-term objective • Growing cash flow while stabilizing our top line with growth in software revenue Short-term energy focus 1. Software Bookings: Achieve plan and show YoY growth 2. Product Roadmap Progress: Demonstrable benefit to the business and future sales 3. Wireless Revenue Stabilization: Positive UIS variance and positive ARPU a) Price increases late last year – will consider again in Q3 b) GenA pager placements with related ARPU uplift

9 Healthcare responds to fiscal challenges Changes in economic conditions Fiscal alignment of healthcare IT strategy  Staff Shortages (Nursing, IT and others)  High Labor Costs  Higher Capital Cost / Reduced Capital Spending  High Inflation  Economic Recession  Thinner Margins  Tighter IT Budgets  Reduce, eliminate or postpone new IT initiatives  Maintain existing information systems investments  Maintain supported versions/prevent Cyber risks  Maximize value of current assets/investments  Implement unutilized capabilities/Improve ROI

10 Spok responds to fiscal challenges New product release cadence Provide 3- or 5-year managed maintenance & services agreement  Limit costly major upgrades to a 3- to 4-year cycle  Deliver product enhancements releases twice/year with minor in-place upgrades  Perform benefit realization assessment to identify unrealized ROI  Established pre-planned upgrade roadmap, ensuring benefit realization with minimum disruption  Ensure OS, DB and 3rd party components are supported minimizing Cyber risk and system availability  Maximize Value and Smooth Out Expenses with level billing across contract period  Inflation protection with no pricing increases during contract period

11 Prior Guidance Current Guidance From To From To Total Revenue: $ 129.0 $ 136.5 $ 131.0 $ 137.5 Wireless Revenue $ 71.5 $ 74.5 $ 73.0 $ 75.5 Software Revenue $ 57.5 $ 62.0 $ 58.0 $ 62.0 Adjusted EBITDA(2) $ 24.0 $ 26.0 $ 24.5 $ 26.5 (Dollars in millions) (1) Company Guidance as of May 3, 2023 and included in the related first quarter 2023 earnings press release. (2) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock-based compensation expense, impairment of intangible assets, effects of capitalized software development costs, capital expenditures, and severance and restructuring costs. Updated 2023 Financial Outlook(1)

12 Spok Earns Top Client Satisfaction Scores for Sixth Consecutive Year Overall Vendor Total No. 1 criteria ranks 1 Spok 11 2 Tiger Connect 2 3 Epic Secure Chat 3 4 Vocera 2 5 AT&T 1 6 Qlik 1 © 2023 Black Book Research LLC | Published: February 2023, Secure Clinical Communications Platforms

Customer Wireless Software Tenure (Yrs) 1 36 2 20 3 13 4 23 5 24 6 32 7 37 8 26 9 34 10 19 1 13 2 3 21 4 29 5 26 6 15 7 36 8 29 9 26 10 19 11 4 12 17 13 43 14 20 15 28 16 31 17 Tie 15 17 Tie 19 12 20 19 TOP 10 CHILDREN’S HOSPITALS (2022-2023) TOP 20 ADULT HOSPITALS (2022-2023) Rochester Phoenix Wireless Software Wireless Software Longstanding Customer Relationships… Spok has an average relationship tenure of 22 years with the U.S. News & World Report’s “Best Hospitals” Customer Customer Tenure (Yrs) Tenure (Yrs) 13

Spok Leadership Team Sharon Woods Keisling Corporate Secretary and Treasurer Renee Hall Chief Compliance Officer VP of Human Resources Tim Tindle Chief Information Officer Vince Kelly Chief Executive Officer Mike Wallace President and Chief Operating Officer Mick Ling Vice President of Maintenance Revenue Calvin Rice Chief Financial Officer Jonathan Wax EVP of Global Sales 14

Business Strategy Mike Wallace, COO

Overall Strategy Critical Communications Purpose Built Over Time Evolution of Spok • Acquiring new customers by further penetrating the hospitals domestically with significant opportunity outside the U.S. • Continuing to expand relationships within the existing customer base with additional R&D spend in Spok Care Connect to tackle technical debt and development of enhanced features Grow software revenue and bookings through effective delivery of existing solutions 1 Maximize Free Cash Flow 3 Minimize churn and revenue erosion in wireless products 2 • Maximize existing revenue sources in both our Software and Wireless businesses • Eliminated all expenses related to Spok Go • At current, reduce all costs associated with scaling of the business • Valuable wireless presence in the healthcare market, particularly in larger hospitals ̶ Comprehensive suite of wireless messaging products and services focused on healthcare • Network reliability and customer service minimizes the rate of revenue attrition • Decreasing wireless cost structure and consolidated operations ensures the lowest cost operational platform for the business • Development of the GenA pager to increase functionality, drive retention, and increase ARPU. Wireless Spok Care Connect 16

Software Strategy • With Spok Care Connect, the contact center is the base, with products like Messenger and Spok Mobile® sold as accessories to our contact center solution, which are all on-premise solutions Wireless Integration Spok Care Connect… …Product Direction • With the pivot from Spok Go, renewed work on enhancements of the Product suite to drive meaningful value for customers while taking advantage of the valuable franchise built with large hospitals • Development of a hosted version of Spok Care Connect Suite to better serve the smaller sized hospitals • Over time, development of more efficient architecture for our Spok Care Connect solutions to drive efficiency across the entire organization, including Product & Development, Professional Services and Customer Support. • Wireless is compatible with Spok Care Connect, providing a comprehensive communication strategy for hospitals • Use smartphone, Wi-Fi phone, or tablet to access the organization’s directory and send secure messages to any staff member, including the right on-call clinicians • Support a wide variety of smartphones, pagers, and other devices for maximum flexibility • Spok has been successful in selling upgrades and multi-year engagements to lock in our Blue Chip customer base for the long haul. • The core services such as the directory, on-call scheduling, and message routing are embedded within all the contact center solutions 17

Wireless Strategy

Maximize Margins Through Cost Savings

Network Rationalization Plan

The Company has ongoing efforts to manage network capacity and to improve overall network efficiency by consolidating subscribers onto fewer, higher capacity networks with increased transmission speeds

Overhead

Cost management effort focused on rightsizing and headcount reduction

Maximize Margins Through Rate Increases

Nominal Rate Increases

Balance risk of returns, inflation, margin erosion with periodic small rate increases

Release New Products

- To mitigate wireless subscriber erosion and provide uplift to ARPU, the Company is launching a new pager (GenA™ Pager)
  - New user interface is intuitive to users with smartphone UI
- Development started mid-2020 of a next generation one-way pager to replace the current T5 and a very modest investment spok
Fri Nov 27 2020
08:01 AM
spok

GenA Pager

Spok continues to maximize Wireless cash flow by pursuing a strategy of simultaneously minimizing churn and revenue erosion while maximizing margins through network cost reduction efforts

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61% H e a l t h c a r e Other Large Enterprise Government 2012 19 Focus on Healthcare 85% H e a l t h c a r e Government Large Enterprise Other 2023 Percentage of revenue

20 Spok Care Connect Market Size 4.2 billion By 2030 (2023 $1.9B) Total Addressable Market 11.6 CAGR from 2023 to 2030 Growth Rate Largest Market 30% 570 million In 2023 North America Market Size

Spok Care Connect Competitive Positioning KEY VALUE PROPOSITIONS Strategic partner that solves enterprise challenges from one platform allowing the right message to get to the right person on the right device Source of truth, especially in complex IDNs, for the directory and on-call schedules  Interoperability is at the core of Spok’s mission to connect many systems to the required endpoints On Call Scheduling Clinical Alerting System Care Coordination Contact Center Solutions 21

Spok Care Connect Operations Bookings Historical Bookings performance highlights potential Company places focus on Spok Go Selling and Marketing efforts Strategic Pivot reorients focus on Core Product offerings and future growth $33.2 $35.1 $45.1 $38.6 $33.6 $38.9 $39.5 $36.5 $27.3 $21.2 $24.7 0 5 10 15 20 25 30 35 40 45 50 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022A Operations Bookings (1)Excludes $1.1 and $2.5 million of Spok Go Bookings in 2020 and 2021, respectively (1) (1) (Dollars in millions)

Spok Care Connect Highly Profitable Reoccurring Maintenance Revenue Post acquisition of Amcom, expansion of reoccurring maintenance attributable to growth in license sales and focus on Spok Care Connect Company places focus on Spok Go Selling and Marketing efforts While revenue is flat in the near term, expectation is for growth based on performance of Operations Bookings (previous slide) $25.9 $27.9 $30.8 $34.4 $37.1 $38.7 $39.1 $40.4 $38.6 $38.0 $36.9 0 5 10 15 20 25 30 35 40 45 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022A Maintenance Revenue (Dollars in millions)

Product & Development Tim Tindle, CIO

Wireless

26 Nationwide Wireless Paging Network • Largest carrier in the U.S. • Over 100 million messages / month • Carrier-grade network with 99.92% availability • Secure nationwide network • Dominates the healthcare paging market and is part of a full critical communication platform with leading-edge software

Paging Remains Relevant Paging’s value remains high for critical messaging • Paging has facilitated hospital workflows and critical response • Pagers receive messages when cellular and Wi-Fi cannot • Paging’s survivable architecture provides advantages, especially in crisis and disaster scenarios • Reliability/cost still a factor – paging best low-cost solution • Role-based communication needs – not everyone needs a smartphone to do his/her job; budget constraints

The new Gen A alphanumeric pager - Why it’s different • Large, high-contrast ePaper Display • Modern user interface • Advanced encryption & security features • Antimicrobial case and lens • Over-the-air remote programming Exclusive to Spok!

GenA™ Importance and Strategy • Increase features, functions and benefits to improve retentionContinue to Improve UIS Trends Increase ARPU Leverage Current Investments (Wireless / Software) • Increased feature, function and benefits to drive higher Monthly Recurring Revenue • Increase encrypted pager adoption Gen-A penetration to-date is over 11,455 units in service. At current though, we are seeing approximately $1.50 - $2.50 higher ARPU with Gen-A pagers. 29

Spok Care Connect Suite

31 Spok Care Connect® • The Spok Care Connect platform extends to many areas of the hospital • Each puzzle piece represents a different solution offered

Console 32 The Spok Care Connect® platform has the Console at its core. Unparalleled customer service with a constantly curated Directory and more automated and efficient processes that increase operator productivity, reduce costs, and allows the call center to be the clinical communication hub of the hospital. Our integrations enable us to offer unique features, such as the ability for code notifications to pop up on operator console screens, as operators often have additional tasks to perform during a code response.

On-call scheduling 33 The data behind on-call schedules allow us to route messages, alerts, alarms, etc. based on those schedules. It also allows users to send messages to an on-call role rather than simply a name. For example, a user can look up the on-call cardiologist from their device and send them a consult request, even if they don’t know the consulting physician's name.

Interactive speech 34 Spok Voice Connect™ Spok Voice Connect empowers contact center managers to offload routine calls like simple transfer or “dial-zero” requests, with a user-friendly speech recognition experience.  Built on the latest interactive speech technologies using IVR (interactive voice response) for improved performance, it can free operators’ time to support more complex, higher-value customer needs.

Secure texting 35 Spok Mobile® Spok Mobile differs from many of the other secure messaging options on the market due to the breadth of potential integration offerings. Spok Mobile allows a sender to look up a recipient by name or on-call role. Users can also receive messages, alerts, and alarms from sources ranging from critical results via RIS/LIS, nurse call, patient monitors, bed alarms, and non-clinical systems like door access and fire alarms.

Clinical alerting 36 Spok® Messenger Spok can integrate with a wide variety of alerting and monitoring systems across the hospital, from systems such as patient monitors, nurse call, bed alarms, telemetry, or blood fridge. Spok can take alerts and direct them to the appropriate clinicians. Spok can also integrate with non-clinical systems, such as fire alarms and door access systems.

Incident Management 37 Spok® e.Notify Critical events require critical notification and response. Spok e.Notify provides mass notification group alerting, two-way responses, escalation management, and audit trail capabilities. Hospital personnel can reach large groups quickly with simultaneous notifications. • Integrate with online on-call calendars • Track individual/team responses and escalations • Response reporting

38 Value-Added Services • Spok solutions are designed to solve communication challenges across health systems • To ensure communication solutions deliver tangible outcomes and solve new business challenges, we offer an array of services to ensure customers are making the most of their investment

Spok Care Connect® Roadmap

Creating value: Roadmap development 40 Product Roadmap Inputs Voice of Customer Competitive Landscape Product Vision & Business Strategy Technology Lifecycle Management Implementation, Upgrades, Support & Integration Customer Success / Value / Outcomes This information is intended to outline our general product direction. It is intended for information purposes only and may not be incorporated into any contract. It is not a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. The development, release, and timing of any features or functionality described for Spok’s products remain at the sole discretion of Spok.

Spok Care Connect®: Strategic Area of Focus 41 • Eliminate hardware dependencies • Server consolidation / Containerization • Virtualization • Cloud support (Customer, Spok) • Reduce implementation & upgrade costs Containerization Spok Customer’s Public Cloud Reduce Life Cycle Costs This information is intended to outline our general product direction. It is intended for information purposes only and may not be incorporated into any contract. It is not a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. The development, release, and timing of any features or functionality described for Spok’s products remain at the sole discretion of Spok.

Spok Care Connect® 2023 Release Themes 42 Refreshed user interface Improved reporting Deeper clinical integration Expanded enterprise support CTI / PBX integration leadership Client configuration options Faster time to market This information is intended to outline our general product direction. It is intended for information purposes only and may not be incorporated into any contract. It is not a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. The development, release, and timing of any features or functionality described for Spok’s products remain at the sole discretion of Spok.

New roadmap release type & cadence 43 Software release cadence • Major Infrastructure Upgrade (~3-4 years) • Feature Releases (Twice / year) • Software patches as needed Maximizing Benefit Realization (ROI) • 3-year managed service • Upgrades Included • Designed around customers needs This information is intended to outline our general product direction. It is intended for information purposes only and may not be incorporated into any contract. It is not a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. The development, release, and timing of any features or functionality described for Spok’s products remain at the sole discretion of Spok.

Go-To-Market Strategy Jon Wax, EVP Sales

45 2023 Sales initiatives Multi-year engagements Value-Added Services New business Customer business reviews GenA sales New/AMSI wireless customers Channel/Partner business growth Cross sell collaboration Premium maintenance Licensing expansion

Hunters/Farmers Value-Added Services Software Wireless Business Development Sales Engineering Operations 46 Sales Resources Across East-West Regions

Software

48 US health systems/hospitals by lines of business* 847 Wireless Only 50% 486 Software Only 29% 345 Both 21% 1,850+ total Spok customers Total Population 7,079 26% Market Penetration 5% 30% 1-199 Beds 268 customers 50% 200-599 Beds 382 customers 600+ Beds 158 customers 5,481 1,308 314 Software-only market share by bed size* *Q1 2023 assessment. Subject to change. 2,200+ total Hospital locations

49 Mid-Large US Hospital (Multi-Year Engagements) Maximize business value for our customers through a software satisfaction program. Includes software, upgrades, Value-Added Services, and support; in a predictable annual expense during the term. Predictable spend Flattened maintenance for duration of contract Reduced services costs for multiple upgrades included Ability to purchase additional licensing and space out the payments Quicker access to new functionality Value-Added Services that help maximize their solution while reducing risk management H/A, Redundancy & Test Software Additional Users & Departments Upgrade Lifecycle Management Enterprise Software & Add-on Site Locations Console Integrations (ex. Code Blue with Messenger)

50 Small US Hospital Strategy (New subscription offering) Spok Care Connect® Hosted Solution Reduces your organization’s information technology (IT) burden Requires no upfront capital or start-up fees Easy installation upon sign-up No physical footprint Minimize or eliminate downtime Simple monthly subscription model Second half 2023 initiative • Low investment to launch • Not currently included in the Company’s Guidance

Prioritize the top partnerships Build more strategic partnerships and engagements Conduct business reviews and account mapping with each partner Train and educate on the value Spok brings Our plan is to double the channel partner sales to over $10M+ in next 12-24 months by working with bigger, better- connected partners across the US and Canada 51 Channel/Partner growth 2023+ Training | Education | Mindshare | Account mapping | Strategic engagements

52 APAC Strategy • Maintenance Renewals to drive Upgrades, Expansions • Spok Console growth as a Priority o InTechnology leadership will help drive this • Quarterly Product Roadmap sessions, Webinars for Clients and Prospects • Marketing Coordination on various Campaigns • Product Strategy for Gaming Key Spok Solutions Messenger, Spok Console, Web, On-call, Spok Mobile

Recent win: How this Medical Center leverages Spok

Customer since 1980; 43 years (oldest known BOSS Start Date)
18,000 pagers in service,
Over 2,000 GenAs in use
Premium Maintenance customer

- In use today
- Newly upgraded
- Spok whitespace



Spok Care Connect®
EHR integration
Contact center
On-call scheduling
Enterprise web directory
Interactive speech
Secure texting
Encrypted paging
Test results
Orders routing
Clinical alerting
Facility alarms
Incident management
On-site launch support
Change management
Workflow analysis
Solution assessment
Data integrity

114
# of Smart Consoles (CTI and non)

272,264
Total monthly pages/messages sent from Console

44,125
Number messages through Speech per month

5,500+
Total # of devices Spok Messenger routes alarms to

600
CODE notifications sent monthly

14,550
Number of Web messages sent per month

18,000
Spok pagers (2000+ GenA)

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54 Medical Center in the Northeast • 3Y Multi-Year Engagement: Smart Suite Upgrade to 8.X (none of this includes their Messenger instances) • Upgrade onto Smart Suite 8.X • For security requirements and to stay on latest Spok release/functionality • Upgrade VRU to Spok 's new speech solution • Note: Customer had to take the 2022-quoted IPU and pull in ahead of multi-year due to their Avaya 10.X deadlines. That $94k IPU Closed/Won in Nov 2022. • Customer requested Spok supply all applicable hardware • VAS annual health check added to maximize the Spok solutions • Overview of Spok-Customer landscape • Grand total of 114 Smart Suite workstations (CTI, non-CTI, Test; Refresh PC is N/A) Future opportunities • Spok Messenger expansion (Enterprise Rauland nurse call + Spok) • Messenger + Smart Suite integration • Enterprise licensing for Smart Suite (getting into new hospitals and beyond the switchboard) • Wireless: GenA pager growth • Deal breakdown financially • TCV/CBV = $1,497,657 • Software - $27,500 (upgrade to Spok Voice Connect) • PSG - $296,768 • VAS - $26,857 • Hardware - $213,805 • 3Y Net-new Maintenance - $20,625 • 3Y Current Maintenance - $912,102 • SBV = $571,805

Recent win: How this Health organization leverages Spok

Customer since 2008
40+ operator workstations at 6 call centers manage switchboard traffic for the entire health system
Spok value added services included to further optimize each call center location



In use today
Spok whitespace
Spok Care Connect®
EHR integration
Contact center
On-call scheduling
Enterprise web directory
Interactive speech
Secure texting
Encrypted paging
Care coordination
Orders routing
Clinical alerting
Facility alarms
Incident management
On-site launch support
Change management
Workflow analysis
Solution assessment
Data integrity

6 & 40+
6 Call center locations with 40+ operator workstations

100,000+
Monthly messages are sent through Spok application

400+
CODE and message groups managed in system

Single
Source of truth web directory

224
Monthly CODE procedures are routed through the system

320+
On-call schedules managed monthly

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56 Health center in MidWest USA • 3Y Multi-Year Engagement: • Platform upgrade to SmartSuite v8.x and unlimited in-place upgrades − Upgrading production, test and redundant Spok environments • Six Avaya to Cisco CTI conversions for their remote contact center locations − Hammond. Munster, Crown Point, Lafayette Central, Olympia Fields, and Michigan City − Cisco tried to displace our solution and failed • Data integrity services included to aid in Spok database clean up so future workflows can be added • Three solution assessments are included to optimize their largest contact centers Future opportunities • Adding Spok Messenger for expanded alerting and alarm routing • Remote alarm monitoring • Coexistence with EPIC to manage additional workflows • Nurse call and patient monitoring alerts • AMSI takeaway for Spok paging expansion • Deal breakdown financially • TCV/CBV = $935,190 • 3yrs annual maintenance: $416,914 • Professional Services: $187,271 • Future upgrades: $140,453 • CTI Conversions (x6): $85,932 • 3rd party components: $39,620 • Data Integrity Service: $35,000 • Solution Assessments (x3): $30,000 • SBV = $523,028

Our value proposition 57 Care team communication Provides clinician-to-clinician messaging and delivers real-time information from clinical systems to everyone on the care team Efficient clinical workflows Clinical alerting and alarm management with flexible routing and escalation of alerts to the right person Enterprise call processing Quickly help staff and patients, and directly support patient care by launching critical codes Improve patient outcomes by connecting clinical teams with the people and information they need when and where it matters most.

58 How Spok Care Connect sets us apart Enterprise platform for health systems, hospitals, & IDNs Extensive interoperability that supports existing workflows Powerful central directory Device-agnostic platform supports the right device for the right role Can be accessed and updated in real time by all roles and departments Interoperable with 300+ hospital systems, including EHRs Supports a diverse device mix, including pagers Encompasses care collaboration among clinical and non- clinical staff and systems Security Comprehensive cybersecurity program

Financials Calvin Rice, CFO

60 Strategic pivot 01 02 03 Strategic business plan prioritizing maximization of free cash flow and returning capital to shareholders officially implemented on Feb. 17, 2022 Significant business improvement in virtually all areas, including sales, product development, and overall execution 04 Completed rightsizing the company to focus on cash flow and stabilizing revenue in our core Spok Care Connect and Wireless Service lines $24.5 million of Proforma adjusted EBITDA generated in 2022 - $25.0 million in cumulative capital returned to shareholders since the implementation of the strategic business plan in the first quarter of 2022

61 Full Year 2022 and 1Q 2023 Financial Results For the Three Months Ended March 31, For the Twelve Months Ended December 31, 2023 2022 2022 2021 Total Revenue $33.2 $33.8 $134.5 $142.2 Wireless $19.0 $18.8 $75.6 $78.8 Software $14.2 $15.0 $58.9 $63.4 Adjusted EBITDA (1) $6.9 $(2.1) $15.0 $(4.9) • Capital returned to stockholders totaled $6.9 million for the three months ended March 31, 2023, and $25.0 million for the full year 2022, in the form of the Company’s regular quarterly dividend • Cash and equivalents balance of $29.5 million at March 31, 2023, and no debt (Dollars in millions) (1) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock-based compensation expense, impairment of intangible assets, effects of capitalized software development costs, capital expenditures, and severance and restructuring costs.

First Quarter 2023 Highlights 62 • Company executing on strategic business plan generating $3.1 million of GAAP net income, and $6.9 million of adjusted EBITDA • Software operations bookings increased nearly 9% from prior year with 15 six figure customer contracts • Wireless average revenue per unit continues upward trends, up to $7.59, or 4.8%, with units in service down only 3.2%, on an annual basis • Increased financial guidance for full year 2023

2022 Pro Forma & 2023 Adjusted EBITDA(2) 63 2022 1Q23 2023(1) Adjusted EBITDA(2) $ 15.0 $6.9 $25.5 Terminated Employees 7.5 - - Non-Payroll Spok Go® and Other 2.0 - - Pro Forma Adjusted EBITDA(2) $ 24.5 $6.9 $25.5 (Dollars in millions) (1) Reflects the midpoint of the Company’s current guidance (2) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock-based compensation expense, impairment of intangible assets, effects of capitalized software development costs, capital expenditures, and severance and restructuring costs.

64 Balance Sheet • Exceptionally clean and simple balance sheet • No debt • Common stock only • $29.5 million of cash and equivalents • Significant deferred tax assets to shield income from taxes for many years

Capital Allocation Vince Kelly, CEO

Capital Allocation Return of Capital • Higher $1.25 annual dividend since February 2022 • Opportunistic capital deployment for shareholder value via share repurchase authorization – current basket of $10.0 million M&A • Not a current focus/priority • Will approach with an open mind, but current focus is on executing our plan Internal Investment • Product innovation and technology expansion with our Spok Care Connect Suite to grow software revenue • Automation and efficiency initiatives Total Cash & equivalents of $29.5 million and no debt.

67 History of FCF generation and return of capital • Since the 2004 merger, Spok has generated almost $1 billion in cumulative free cash flow. • Both our Wireless and Software businesses drive significant FCF and allow for the continued investment in our software business. 67

Wrap-Up Vince Kelly, CEO

Spok Value Enormous customer base and strong relationships with leading healthcare providers Largest wireless paging network in the country with 800,000+ units in service No debt, $29.5mm cash balance, significant deferred tax assets, funding 80%+ of dividend from free cash flow, substantial dividend yield with solid outlook Stable re-occurring wireless and software maintenance revenue with opportunities to grow total revenue

Q & A

Non-GAAP Reconciliations

72 Reconciliation of Adjusted EBITDA For the Three Months Ended March 31, For the Twelve Months Ended December 31, 2023 2022 2022 2021 Net income (loss) $3.1 ($7.2) $21.9 ($22.2) Add back: Provision for (benefit from) income taxes $1.9 ($1.4) ($20.9) ($5.2) (Other income) expense $0.0 $0.0 ($0.2) ($0.1) Interest income ($0.2) $0.0 ($0.6) ($0.3) Depreciation, amortization, and accretion $1.2 $0.9 $3.6 $10.4 EBITDA $6.0 ($7.7) $3.8 ($17.3) Adjustments: Capitalized software development impairment - - - $15.7 Capitalized software development costs - - - ($10.8) Stock-based compensation $0.9 $1.1 $3.8 $7.2 Severance and restructuring $0.0 $4.5 $7.3 $0.3 Adjusted EBITDA $6.9 ($2.1) $15.0 ($4.9) (Dollars in millions)

Contact Investor Relations 73 Al Galgano + 1 (952) 224-6096 al.galgano@spok.com